EXHIBIT 23.3

                        CONSENT OF KEVIN S. WOLTJEN, P.C.
                        ---------------------------------

     The undersigned, Kevin S. Woltjen, P.C. hereby consents to the use of our name and of our opinion for Nugget Exploration, Inc. as filed with its Registration Statement on Form SB-2, and any amendments thereto.



            /s/ Kevin S. Woltjen, P.C.
         ------------------------------
         Kevin S. Woltjen, P.C.

January 12, 2000




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